NORWEST ADVANTAGE FUNDS
                         SUPPLEMENT DATED APRIL 30, 1999
                              TO CURRENT PROSPECTUS


       This Supplement addresses the following matters:

          o The reorganization of Norwest Advantage Funds into new funds of Wells Fargo Funds Trust as part of the combination of the Stagecoach and Norwest Advantage fund families; and

          o Certain changes to the way you purchase, redeem or exchange Fund shares.

       FUND REORGANIZATIONS

       On March 25, 1999, the Board of Trustees of Norwest Advantage Funds approved the reorganization of each Norwest Advantage Fund into a new portfolio of Wells Fargo Funds Trust. The reorganizations are part of a plan to consolidate the Stagecoach and Norwest Advantage fund families following last November's merger of Wells Fargo & Company and Norwest Corporation. Norwest Advantage Funds will present each proposed fund reorganization to the fund's shareholders for their approval at a special shareholders' meeting that is planned for August 1999.

       If shareholders approve the reorganizations, each Norwest Advantage Fund will reorganize into a corresponding Wells Fargo Funds Trust portfolio that has substantially similar investment objectives and, except as noted below, investment policies. In general, the Wells Fargo Funds Trust portfolios will not combine with other funds of the Stagecoach or Norwest Advantage fund families.

       The reorganizations contemplate, however, that each of the following funds or classes of funds of Norwest Advantage Funds will reorganize into a portfolio of Wells Fargo Funds Trust that may have somewhat different investment policies from those of the fund and may combine with other Stagecoach or Norwest Advantage funds:

       Norwest Advantage Funds               Wells Fargo Funds Trust
       -----------------------               -----------------------
       Valugrowth Stock Fund                 Growth Fund
       Small Company Stock Fund              Small Cap Fund
       Limited-Term Government Income Fund   Limited-Term Government Income Fund
       Performa Strategic Value Bond Fund    Income Fund
       Total Return Bond Fund                Income Fund
       Treasury Plus Fund                    Treasury Plus Money Market Fund
       Investor Shares of                    Money Market Fund
         Ready Cash Investment Fund


       You may not purchase shares of the Wells Fargo Funds Trust portfolios until after the reorganizations occur, but you currently may purchase shares of substantially similar funds within the Stagecoach or Norwest Advantage fund families.

       You need not act with respect to the reorganizations at this time or make any changes to your investments. Norwest Advantage Funds and Wells Fargo Funds Trust will mail proxy materials to you in June if you are a shareholder as of May 6, 1999. These materials will describe the reorganizations in detail, including any effect on expense ratios. If you buy fund shares after that date, you will not be entitled to vote those shares on the fund's reorganization, but you may request a copy of the proxy materials.

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       The funds'  reorganizations  (except  for those of Ready Cash  Investment
       Fund and Municipal Money Market Fund) are expected to be tax-free transactions. Ready Cash Investment Fund's and Municipal Money Market Fund's reorganizations will not be tax-free transactions, but are not
       expected   to   result  in  tax   consequences   to   shareholders.   THE
       REORGANIZATIONS WILL NOT TRIGGER ANY SALES CHARGES.

       If you have any questions or, after early June, if you want to request a copy of the proxy materials, you should call 1-800-394-0736.

       CHANGES TO PURCHASES, REDEMPTIONS AND EXCHANGES OF FUND SHARES

       After May 17, 1999, you should use the following new addresses when mailing or wiring funds to your Norwest Advantage Funds account or sending written requests to the transfer agent:

         BY REGULAR MAIL:                Norwest Advantage Funds
                                         P.O. Box 8265
                                         Boston, MA 02266-8265

         BY OVERNIGHT MAIL ONLY TO:      Norwest Advantage Funds
                                         Attn:  CCSU
                                         Boston Financial
                                         66 Brooks Drive
                                         Braintree, MA 02184

         BY WIRE TO:                     State Street Bank & Trust
                                         Boston, MA
                                         ABA 011000028
                                         FNF: (Norwest Advantage Fund name]
                                         AC: 9905-434-8
                                         For Further Credit: _____________
                                         (Name on Norwest Advantage Fund Account
                                         and Fund Account Number)

       You should use these addresses instead of those currently set forth in the section of your current Prospectus describing how to buy and sell fund shares. All other information in that section remains unchanged. YOUR CURRENT SHAREHOLDER SERVICES TELEPHONE NUMBER WILL REMAIN THE SAME. FOR INFORMATION ON YOUR ACCOUNT, YOU SHOULD CONTINUE TO CALL 1-612-667-8833 (MINNEAPOLIS/ST. PAUL) OR 1-800-338-1348 (ELSEWHERE) AND
       PRESS OPTION 3.


       MANAGEMENT OF THE WEALTHBUILDER PORTFOLIOS

       The  following  replaces,  in  its  entirety,   the   section    entitled
       "Portfolio  Managers"  on   Page   17  of  the  Wealthbuilder  Portfolios
       Prospectus.

       Many persons on the advisory staff of Norwest contribute to the investment services provided to the Portfolios. Galen Blomster, Ph.D., CFA, Vice President & Director of Research is primarily responsible for day-to-day management and allocation services and has been since the inception of each Portfolio. Mr. Blomster has been employed by Norwest since 1977. In addition to his responsibilities for the Portfolios, Mr. Blomster may perform portfolio management and other duties for other funds of the Trust and for Norwest Bank.